UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2020

Onconova Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36020	22-3627252
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Pheasant Run

Newtown, PA 18940

(267) 759-3680

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive

Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ONTX	The Nasdaq Stock Market LLC
Common Stock Warrants	ONTXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

Item 7.01. Regulation FD Disclosure.

On August 24, 2020, Onconova Therapeutics, Inc. (“Onconova” or the “Company”) issued a press release announcing topline results from the Company’s pivotal Phase 3 INSPIRE trial. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information disclosed under this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On August 24, 2020, Onconova announced topline results from its pivotal Phase 3 INSPIRE trial, which assessed the efficacy and safety of IV rigosertib in higher-risk MDS (“HR-MDS”) patients. The trial did not meet its primary endpoint of improved survival.

The primary endpoint of the trial was overall survival, comparing IV rigosertib plus best supportive care to physician's choice (“PC”) plus best supportive care in patients who had progressed on, failed to respond to, or relapsed after previous treatment with a hypomethylating agent (“HMA”) within nine cycles over the course of one year after initiation of HMA treatment. A pre-specified analysis in the very high risk (“VHR-MDS”) patient subgroup was also conducted.

Results of INSPIRE demonstrated that in the intent-to-treat analysis patients randomized to IV rigosertib resulted in overall survival of 6.4 months, versus 6.3 months for PC (p=0.33) in the overall HR-MDS population. Overall survival in the pre-specified VHR-MDS subgroup of patients was also not significantly different between the two study arms. There was an increase in overall survival in the PC arm post-interim analysis that was unexpected. The Company is conducting additional analyses.

Safety analysis indicates that IV rigosertib was generally well tolerated, with reported adverse events similar to those observed in previous clinical studies with IV rigosertib in MDS. Serious adverse events (“SAEs”) were uncommon, with a similar profile of SAEs in both study arms.

Item 9.01  Financial Statements and Exhibits.

(d)

Exhibit Number	Description

99.1	Press release of Onconova Therapeutics, Inc. issued on August 24, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2020	Onconova Therapeutics, Inc.

	By:	/s/ MARK GUERIN
Name: Mark Guerin
Title: Chief Financial Officer